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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                FEBRUARY 13, 1997
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                                (DATE OF REPORT)



                          MAGAININ PHARMACEUTICALS INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                     0-19651                13-3445668
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(STATE OR OTHER JURISDICTION OF     (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NUMBER)                ID NO.)



         5110 CAMPUS DRIVE
   PLYMOUTH MEETING, PENNSYLVANIA                              19462
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



                                 (610) 941-4020
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 NOT APPLICABLE
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              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)



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ITEM 5.           OTHER EVENTS.

                  On February 13, 1997, the Registrant announced by press release (the "Press Release") that it had entered into a development, supply and distribution agreement in North America with SmithKline Beecham Corporation for the Registrant's lead development candidate Cytolex(TM) (MSI-78).

                  The Registrant hereby incorporates by reference the Press Release, which is attached hereto as Exhibit 99.1 and made a part hereof, into this Item 5.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  99.1     Press Release, dated February 13, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MAGAININ PHARMACEUTICALS INC.


Date:  February 13, 1997              By:/s/ Michael R. Dougherty
                                         ------------------------
                                          Michael R. Dougherty
                                          Executive Vice President and
                                          Chief Financial Officer




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                                  EXHIBIT INDEX

         Exhibit                                                        Page
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
          99.1        Press Release dated February 13, 1997